Exhibit 10.4

AMENDMENT TO FOUNDER REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO FOUNDER REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [__], 2025, and shall be effective as of the Closing (as defined in the Business Combination Agreement (as defined below), by and among (i) Youlife Group Inc., a Cayman Islands exempted company, (“Pubco”), (ii) Distoken Acquisition Corporation, a Cayman Islands exempted company, (“Purchaser”), (iii) Xiaosen Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iv) the other parties listed on the signature pages hereto as “Holders” that execute and deliver a copy of this Amendment (together with the Sponsor, being referred to herein as a “Signing Holder” and collectively as the “Signing Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, Purchaser and the Signing Holders and the other parties named therein as “Holders” (collectively with the Signing Holders, the “Holders”) are parties to that certain Registration Rights Agreement, dated as of February 15, 2023 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which Purchaser granted certain registration rights to the Holders named therein with respect to Purchaser’s securities;

WHEREAS, on May 17, 2024, (i) Purchaser, (ii) Pubco, (iii) Sponsor, (iv) Youlife I Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“First Merger Sub”), (v) Youlife II Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Second Merger Sub”), and (vi) Youlife International Holdings Inc., a Cayman Islands exempted company (the “Target”), entered into that certain Business Combination Agreement (as amended on November 13, 2024 and January 17, 2025 and as may be further amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, among other matters: (i) one Business Day prior to the Closing Date, First Merger Sub will merge with and into Target (the “First Merger”), with Target surviving the First Merger as a wholly-owned subsidiary of Pubco and with the outstanding securities of Target being converted into the right to receive shares of Pubco; (ii) on the Closing Date, and as part of the same overall transaction as the First Merger, Second Merger Sub will merge with and into the Purchaser (the “Second Merger”, and together with the First Merger, the “Mergers”), with the Purchaser surviving the Second Merger as a wholly-owned subsidiary of Pubco and with the outstanding securities of the Purchaser being converted into the right to receive substantially equivalent securities of Pubco (in the form of Pubco ADSs, except for certain restricted securities), subject to the terms and conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law;

WHEREAS, prior to the consummation of the transactions contemplated by the Business Combination Agreement, Pubco and certain of the Sellers have or will enter into a Registration Rights Agreement (as amended from time to time in accordance with the terms thereof, the “Seller Registration Rights Agreement”) for Pubco to grant the Sellers certain registration rights with respect to certain of the Sellers’ “Registrable Securities” as defined therein (the “Seller Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of the Pubco Ordinary Shares and Pubco ADSs and assumption of the Purchaser Warrants thereunder and the Seller Registration Rights Agreement; and

WHEREAS, pursuant to Section 5.5 of the Original Agreement, the Original Agreement can be amended with the written consent of Purchaser and the holders of at least a majority in interest of the Registrable Securities at the time in question.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing, all of the rights and obligations of Purchaser under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to and assumed by Pubco as if it were the original “Company” party thereto. Pubco hereby assumes and agrees, from and after the Closing, to pay, perform, satisfy, and discharge in full, as the same become due, all of Purchaser’s liabilities and obligations under the Registration Rights Agreement (as amended hereby) arising from and after the Closing with the same force and effect as if Pubco were initially a party to the Registration Rights Agreement as the “Company” thereunder. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Registrable Security” shall include any Pubco Ordinary Shares or Pubco ADS’s issued by Pubco to the Holders under the Business Combination Agreement for its Registrable Securities of Purchaser, any Pubco ADS’s delivered to the Holders upon exchange after the Closing for any the foregoing Pubco Ordinary Shares and any Purchaser Public Warrants or Purchaser Private Warrants assumed by Pubco in connection therewith and any Pubco Ordinary Shares or Pubco ADSs issuable upon exercise or conversion of such Pubco Public Warrants or Pubco Private Warrants and any other securities of Pubco or any successor entity issued to the Holders in consideration of (including as share sub-divisions, share dividends, consolidations, capitalizations, re-designations and the like) or in exchange for any of such securities. The parties also agree that any reference in the Registration Rights Agreement to “Ordinary Shares” will instead refer to Pubco Ordinary Shares, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities, including Pubco ADS’s.

(c) Section 2.1.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.1.1 Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, at any time and from time to time on or after the date the Company consummates the initial Business Combination, the Sponsor may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall (i) file a Registration Statement in respect of all Registrable Securities requested by the Sponsor and Requesting Holder(s) pursuant such Demand Registration, not more than forty five (45) days immediately after the Company’s receipt of the Demand Registration, and (ii) shall effect the registration thereof as soon as reasonably practicable thereafter. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration under this subsection 2.1.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective.”

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(d) Section 2.1.4 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Requesting Holders in writing that the dollar amount or number of Registrable Securities which the Requesting Holders desire to sell, taken together with all other Pubco ADSs or other securities which the Company desires to sell and the Pubco ADS’s or other securities, if any, as to which Registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Requesting Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco ADS’s or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco ADS’s or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities. In the event that Company securities that are convertible into Pubco ADS’s or Pubco Ordinary Shares are included in the offering, the calculations under this Section 2.1.4 shall include such Company securities on an as-converted basis.”

(e) Section 2.2.2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Pubco ADSs or other Company securities which the Company desires to sell, taken together with the Pubco ADSs or other Company securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Pubco ADSs or other Company securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of the Company, exceeds the Maximum Number of Securities, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (i) first, the Pubco ADSs or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Pubco ADSs or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

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(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Pubco ADSs or other securities for the account of the Demanding Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco ADSs or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco ADSs or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a “demand” registration undertaken at the demand of holders of Seller Securities under the Seller Registration Rights Agreement: (i) first, the Seller Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Seller Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco ADSs or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco ADSs or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities; and

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(d) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the holders of Seller Securities exercising demand registration rights under the Seller Registration Rights Agreement: (i) first, the Pubco ADSs or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco ADSs or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco ADSs or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities.

In the event that Company securities that are convertible into Pubco ADSs or Pubco Ordinary Shares are included in the offering, the calculations under this Section 2.2.2 shall include such Company securities on an as-converted basis. Notwithstanding anything to the contrary above, to the extent that the registration of a Holder’s Registrable Securities would prevent the Company or the demanding shareholders from effecting such registration and offering, such Holder shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.”

(f) Section 2.2.3 of the Original Agreement is hereby amended to insert “at least two (2) business days before” immediately prior to the phrase “the effectiveness of such Registration Statement” in the second sentence thereof.

(g) Section 2.3 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.3 Registrations on Form S-3. The Holders of Registrable Securities may at any time, and from time to time, request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an Underwritten Offering. Within five (5) days of the Company’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, the Company shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form S-3 shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. As soon as practicable thereafter, but not more than twenty (20) days (or ninety (90) calendar days if the Company is required to include therein additional financial information that is not previously included in a filing with the Commission) after the Company’s initial receipt of such written request for a Registration on Form S-3, the Company shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of the Company entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $1,000,000.”

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(h) Section 3.1.8 of the Original Agreement is hereby amended and restated in the entirety as follows:

“3.1.8 at least three (3) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus furnish a copy thereof to each seller of such Registrable Securities or its counsel;”

(i) Section 5.1 of the Original Agreement is hereby amended to delete the address for Company for notices under the Registration Rights Agreement and instead add the following address for notices to Pubco under the Registration Rights Agreement: “Youlife Group Inc., Room C431, Changjiang Software Park, No. 180 South Changjiang Road, Baoshan District, Shanghai, 201900, China, Attn: Ms. Yi Liu, Telephone No.: +86 13062818313, E-mail: liuyi@youlanw.com” as the “Company” party thereunder.

(j) The Original Agreement is hereby amended to add the following new Section 5.8:

5.8 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.”

3. Acknowledgement of Seller Registration Rights Agreement. The parties hereby acknowledge and agree that, notwithstanding Section 5.6 of the Registration Rights Agreement, in connection with the Business Combination Agreement, Pubco has entered into the Seller Registration Rights Agreement with respect to the Seller Securities, and consent to the foregoing.

4. Effectiveness. This Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Sections 5.4 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

Pubco:

Youlife Group Inc.

By:
Name:	Yunlei Wang
Title:	Chief Executive Officer

Purchaser:

Distoken Acquisition Corporation

By:
Name:	Jian Zhang
Title:	Chief Executive Officer

Holders:

Xiaosen Sponsor LLC

By:
Name:	Jian Zhang
Title:	Manager

I-Bankers Securities, Inc.

By:
Name:
Title:

EarlyBirdCapital, Inc.

By:
Name:
Title:

{Signature Page to First Amendment to Founder Registration Rights Agreement}

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